UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                         First Bancorp of Indiana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            N/A
            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            N/A
            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            N/A
            --------------------------------------------------------------------

      5)    Total Fee paid:

            N/A
            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            N/A
            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            N/A
            --------------------------------------------------------------------

      3)    Filing Party:

            N/A
            --------------------------------------------------------------------

      4)    Date Filed:

            N/A
            --------------------------------------------------------------------
00242368.WPD

                                  October 15, 2004

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of First Bancorp of Indiana, Inc. We will hold the meeting at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 17, 2004 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Michael H. Head
                                           Michael H. Head
                                           President and Chief Executive Officer

                         FIRST BANCORP OF INDIANA, INC.
                             2200 W. Franklin Street
                            Evansville, Indiana 47712
                                 (812) 423-3196

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      On Wednesday, November 17, 2004, First Bancorp of Indiana, Inc. will hold its annual meeting of shareholders at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana. The meeting will begin at 10:00 a.m., local time. At the meeting, shareholders will consider and act on the following:

      1. The election of three directors to each serve for a term of three years;

      2. The ratification of the appointment of BKD LLP as independent auditors for the Company for the fiscal year ending June 30, 2005; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set September 30, 2004 as the record date for the meeting. This means that owners of First Bancorp of Indiana, Inc. common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Ruthanne Orth
                                            Ruthanne Orth
                                            Corporate Secretary

Evansville, Indiana
October 15, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                         FIRST BANCORP OF INDIANA, INC.

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancorp of Indiana, Inc. ("First Bancorp" or the "Company") to be used at the annual meeting of shareholders of the Company. First Bancorp is the holding company for First Federal Savings Bank ("First Federal"). The annual meeting will be held at the North Side office of First Federal at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 17, 2004, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about October 15, 2004.

                        General Information about Voting

Who Can Vote at the Meeting

      You are entitled to vote your First Bancorp common stock if the records of the Company show that you held your shares as of the close of business on September 30, 2004. As of the close of business on September 30, 2004, a total of 1,609,125 shares of First Bancorp common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company would apply the 10% voting limitation to the broker, bank or nominee.

Attending the Meeting

      If you are a beneficial owner of First Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on ratification of the appointment of BKD LLP as independent auditors of the Company, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the selection of BKD LLP as the Company's independent auditor will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

      The Board of Directors of First Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of First Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Bancorp common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of BKD LLP as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

      If your First Bancorp common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in First Federal's ESOP

      If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all of the shares that you may vote under the ESOP. Under the terms of the ESOP, the ESOP trustees vote all of the shares held by the ESOP, but each ESOP participant may direct how the trustees vote the shares of common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all of the unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as the shares for which the trustees have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is November 10, 2004.

                              Corporate Governance

General

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

      The Company has adopted a Code of Business Conduct designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

      As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings of the Board of Directors

      The Company and First Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2004, the Board of Directors of the Company held 12 regular meetings and one special meeting and the Board of Directors of First Federal held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

Committees of the Board of Directors of First Bancorp of Indiana

      Audit Committee. The Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee, consisting of David E. Gunn (Chairman), Timothy A. Flesch, and Daniel L. Schenk, is responsible for ensuring that the Company is maintaining reliable accounting policies and financial reporting processes, ensuring that the internal auditing process is adequate, and reviewing the work of the Company's independent accountants and internal auditors determine its effectiveness. This committee met four times during the fiscal year ended June 30, 2004. The Board has determined that both Mr. Gunn and Mr. Flesch are "Audit Committee Financial Experts" as such term is defined under applicable rules and regulations. Each member of the Audit Committee is independent under the listing standards of the Nasdaq Stock Market. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 2 - Ratification of Independent Auditors-Report of Audit Committee."

      Compensation Committee. The Compensation Committee, consisting of Jerome
A. Ziemer (Chairman), Timothy A. Flesch, and E. Harvey Seaman III, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met twice during the fiscal year ended June 30, 2004. Each member of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market. The Compensation Committee acts under a written charter adopted by the Board of Directors.

      Nominating Committee. The Nominating Committee, consisting of E. Harvey Seaman III (Chairman), Jerome A. Ziemer and Daniel L. Schenk, is responsible for the annual selection of nominees for election as directors and ensuring that the Audit, Compensation and Nominating Committees have the benefit of qualified and experienced independent directors. This committee met once to select Board of Directors' nominees for election as directors at this annual meeting. Each member of the Nominating Committee is independent under the listing standards of the Nasdaq Stock Market. The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating Committee Procedures."

Attendance of the Annual Meeting

      The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders.

Directors' Compensation

      Directors' Fees. First Federal pays a monthly retainer to each of its directors of $550 plus a fee of $550 for attendance at meetings of the board. No separate fees are paid for service on the Company's Board of Directors.

      Deferred Fee Plan. First Federal maintains a deferred compensation arrangement for certain directors, who may elect to defer up to 100% of their monthly Board and committee meeting fees and retainers. Upon the director's attainment of an age specified in his individual deferral agreement, First

Federal will pay the balance of the director's deferral account in monthly installments over a period specified in the director's individual agreement. Over the deferral period, a director's account is credited with 10% annual interest with monthly compounding. In the event of a change in control of First Federal (as defined in the program) followed by a director's termination of service, each director will be entitled to receive a benefit increased to reflect three additional years of deferrals. First Federal has acquired life insurance on participating members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended June 30, 2004, Mr. Ziemer deferred a portion of his board fees. No other current director deferred his board fees.

      Incentive Plan. During the year ended June 30, 2004 and pursuant to the Company's 1999 Stock- Based Incentive Plan, as amended, Mr. Gunn and Mr. Flesch were both granted 11,362 stock options, at an exercise price of $19.33 per share, which vest in two equal annual installments commencing April 21, 2004.

                                 Stock Ownership

      The following table provides information as of September 23, 2004 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                Percent of
                                           Number of           Common Stock
Name and Address                          Shares Owned          Outstanding
----------------                          ------------         ------------

First Federal Savings Bank                 174,800(1)             10.97%
Employee Stock Ownership Plan
2200 W. Franklin Street
Evansville, Indiana 47712

----------
(1) As of September 23, 2004, 68,086, shares have been allocated to participants' ESOP accounts. The ESOP trustees are Harold Duncan and Michael H. Head. See "Voting and Proxy Procedure - Participants in First Federal's ESOP" for a discussion of the ESOP's voting procedures.

      The following table provides information as of September 23, 2004 about the shares of First Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                               Number of Shares
                                                        Number of            That May Be Acquired        Percent of
                                                       Shares Owned           Within 60 Days by         Common Stock
Name                                                (Excluding Options)       Exercising Options       Outstanding(1)
----                                                -------------------      --------------------      --------------
Harold Duncan...............................               55,212(2)                 36,810                  5.59%
Timothy A. Flesch...........................                  100                     5,681                     *
David E. Gunn...............................                  500                     5,681                     *
Michael H. Head.............................               95,212(3)                  1,212                  5.99
E. Harvey Seaman III........................               81,400(4)                 11,362                  5.72
Daniel L. Schenk............................                  800(5)                 11,362                     *
Jerome A. Ziemer............................               24,945(6)                  5,962                  1.91
All directors and executive officers
   as a group (16 persons)..................              314,816                   116,447                 24.99

----------
*     Less than 1% of the shares of the Company common stock outstanding.

(1) Based on 1,609,125 shares of Company common stock outstanding and entitled to vote as of the close of business on September 23, 2004, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2) Includes 3,501 shares owned by Mr. Duncan's spouse. Also includes 4,544 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 10,023 shares allocated to Mr. Duncan under the ESOP, for which Mr. Duncan has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Duncan serves as a trustee.

(3) Includes 14,742 shares owned by Mr. Head's spouse, 10,000 shares owned by Mr. Head's spouse as trustee for a family trust and 10,318 shares owned by Mr. Head's children. Also includes 2,726 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 5,994 shares allocated to Mr. Head under the ESOP, for which Mr. Head has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Head serves as a trustee.

(4) Includes 150 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Seaman has voting power but not investment power.

(5) Includes 150 unvested shares awarded under the Company 1999 Stock-Based Incentive Plan for which Mr. Schenk has voting power but not investment power.

(6) Includes 20,400 shares held by a revocable trust for which Mr. Ziemer serves as trustee. Also includes 909 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Ziemer has voting power but not investment power.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors consists of seven members all of whom are independent under the listing standards of the Nasdaq Stock Market except for Mr. Head and Mr. Duncan. Mr. Head is not independent because he is an employee of the Company and First Federal and Mr. Duncan is not independent because he was an employee of the Company and First Federal through June 30, 2004. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors' nominees are David E. Gunn, E. Harvey Seaman III and Jerome
A. Ziemer.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote FOR the election of all nominees.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2004. The indicated period of service as a director includes service as a director of First Federal.

Board Nominees for Election of Director

      David E. Gunn is a certified public accountant and the President of Gunn Group, LLC, a business consulting firm. Prior to founding Gunn Group, LLC in 2002, Mr. Gunn was a partner at the certified public accounting firm of Harding Shymanski & Company, P.C. Age 55. Director since 2003.

      E. Harvey "Skip" Seaman III is the Owner, President and Chief Executive Officer of Product Acceptance & Research, a nationally known provider of marketing research and marketing services. Age 47. Director since 2001.

      Jerome A. Ziemer is the President and majority shareholder of Ziemer Funeral Homes in Evansville, Indiana. Age 66. Director since 1979.

Directors Continuing in Office

      The following directors have terms ending in 2005:

      Harold Duncan is the Chairman of the Board of Directors of the Company and First Federal. He served as President and Chief Executive Officer of the Company from 1999 to June 2004 and as Chief Executive Officer of First Federal from 1991 to June 2004. Mr. Duncan joined First Federal in 1964 and served as a loan officer, Assistant Vice President, Vice President and Executive Vice President before becoming President in 1990. Mr. Duncan added the title of Chief Executive Officer in 1991. Age 63. Director since 1978.

      Daniel L. Schenk is the Chancellor of Ivy Tech State College, Evansville, Indiana campus. Age 50.

      The following directors have terms ending in 2006:

      Michael H. Head is the President and Chief Executive Officer of the Company and First Federal. Mr. Head joined First Federal in 1980 and served as a Vice President, Manager of the loan department and Senior Vice President before becoming Executive Vice President in 1996. In 1998, Mr. Head added the title of Chief Operating Officer and in 2000, Mr. Head was named President and Chief Operating

Officer of First Federal. In 1999, Mr. Head was named Vice President of the Company. In July 2004, Mr. Head succeeded Harold Duncan as President and Chief Executive Officer of the Company and First Federal. Age 46. Director since 2000.

      Timothy A. Flesch has served as the Chief Financial Officer of St. Mary's Health System, a health care provider, since 1999. Mr. Flesch previously served as Vice President of Finance for both Ascension Health and Daughters of Charity Health. Age 53. Director since 2003.

                     Proposal 2 -- Ratification of Auditors

      The Audit Committee of the Board of Directors has appointed BKD LLP to be the Company's independent auditors for the 2005 fiscal year, subject to ratification by shareholders. A representative of BKD LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent auditors.

      The Board of Directors recommends a vote FOR the ratification of the appointment of independent auditors.

Audit and Non-Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2004 and 2003 by BKD LLP:

                                                   2004              2003
                                                 -------           -------

      Audit Fees ......................          $49,523           $26,700
      Audit Related Fees ..............               --                --
      Tax Fees (1) ....................           11,900             5,600
      All Other Fees (2) ..............           10,884            13,195

      ----------
      (1) Consists of tax filing and tax related compliance and other advisory services.

      (2) For both 2003 and 2004, includes fees for assistance with securities filings other than periodic reports and other services.

      The Audit Committee believes that the provision of non-audit services by BKD LLP are compatible with maintaining BKD LLP's independence.

Approval of Services by the Independent Auditor

      The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company's independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by- case basis and, if appropriate, approve specific engagements.

      Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

      During the year ended June 30, 2004, 100% of the Audit Related Fees, Tax Fees and All Other Fees set forth above were approved by the Audit Committee.

Report of the Audit Committee

      The Audit Committee of the Company's Board of Directors consists of three
(3) non-employee directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent under the listing standards of the Nasdaq Stock Market.

      The Company's management is responsible for the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Company's internal control over financial reporting on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting process.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company's independent auditors for the fiscal year ended June 30, 2005.

                  The Audit Committee of the Board of Directors
                        of First Bancorp of Indiana, Inc.

                            David E. Gunn (Chairman)
                                Timothy A. Flesch
                                Daniel L. Schenk

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for Messrs. Duncan and Head. No other executive officers of First Federal or the Company received a salary and bonus of $100,000 or more during the year ended June 30, 2004.

                                                                                Long-Term Compensation
                                                    Annual Compensation(1)              Awards
                                                    ----------------------    -------------------------
                                                                              Restricted     Securities
                                                                                 Stock       Underlying        All Other
       Name and Principal               Fiscal       Salary        Bonus        Awards         Options       Compensation
            Positions                    Year        ($)(2)       ($)(3)        ($)(4)           (#)             ($)(5)
---------------------------------       ------      --------      --------    ----------     ----------      ------------
Harold Duncan....................         2004      $189,200      $     --     $    --            --            $32,285
   Former President and Chief             2003       184,600         6,991          --            --             27,135
   Executive Officer                      2002       168,300         5,625          --            --             27,823

Michael H. Head..................         2004      $131,200        $5,000     $    --            --            $20,633
   President and Chief Executive          2003       120,100         4,370          --            --             17,627
   Officer                                2002       108,300         3,459          --            --             17,426

----------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.

(2)   Includes Board of Directors' fees.

(3) Bonuses for 2003 and 2002 are restated to reflect bonuses earned for each year but paid in following year.

(4) At June 30, 2004, the market values of the 4,544 and 2,726 shares of restricted stock held by Mr. Duncan and Mr. Head, respectively, were $91,562 and $54,929.

(5)   For 2004, consists solely of ESOP allocations.

Aggregated Option Exercises in Last Fiscal Year and Option Value at Fiscal Year End

      The following table provides for Messrs. Duncan and Head information regarding the exercise of options during the year ended June 30, 2004 and unexercised stock options as of June 30, 2004.

                                                                          Number of Securities             Value of Unexercised
                                                                         Underlying Unexercised            In-the-Money Options
                                         Shares                      Options at Fiscal Year-End (#)      at Fiscal Year-End ($)(1)
                                      Acquired on        Value       ------------------------------     ---------------------------
   Name                                 Exercise        Realized     Exercisable      Unexercisable     Exercisable   Unexercisable
   ----                                 --------        --------     -----------      -------------     -----------   -------------
Harold Duncan................            20,000         $197,500        36,810              --            $405,830          --
Michael H. Head..............                --               --         1,212              --              13,362          --

----------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2004 ($20.15 per share) less the option exercise price ($9.125). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Executive Agreements

      Employment Agreement. First Bancorp and First Federal have entered into a three-year employment agreement with Mr. Head. Under the employment agreement, the current salary level for Mr. Head is $121,000, which amount is paid by First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreement, the term may be extended for an additional year at the discretion of the Board. The agreement is terminable by the employers at any time, by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If the executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, First Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of First Bancorp or First Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

      The maximum present value of the severance benefits under the employment agreement is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

      The employment agreement restricts the executive's right to compete against First Bancorp and First Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

      Supplemental Executive Retirement Programs. First Federal maintains two supplemental executive retirement programs, a program originally adopted in 1994 and amended and restated in 1997 (the "1994 program") and a program adopted in 2002 (the "2002 program"), for key personnel in order to encourage continued employment and to provide an additional source of retirement income.

      The 1994 program provides that, upon the attainment of a specified retirement age, a participating officer will receive a benefit equal to the product of the officer's highest annual base compensation and the officer's "wage replacement percentage" reduced by the annual benefits derived by the officer from any other tax-qualified or non-qualified retirement arrangements sponsored by First Federal, provided, however, that the benefit will not be less than a minimum amount. For Messrs. Duncan and Head, the minimum benefit is $3,387 and $1,766, respectively per month. The officer's retirement age and "wage replacement percentage" are specified in individual agreements entered into between First Federal and the officer. If the officer dies prior to attaining the normal retirement age, a survivor benefit is payable to the officer's surviving spouse or other designated beneficiary. In the event of an officer's termination without cause prior to attaining the normal retirement age, payment of the officer's accrued benefit as of the date of termination is deferred until the officer attains normal retirement age. In the event of disability, the officer may elect to begin receipt of his or her accrued benefit immediately in lieu of a deferred retirement benefit. In the event of a change in control of First Federal, as defined in the 1994 program, followed by the officer's termination of employment, the officer would be entitled to receive his full normal retirement benefit upon attaining his or her specified retirement age. All benefits are payable in the form of a monthly annuity over a period specified in the officer's individual agreement. As a condition of Mr. Duncan's receipt of benefits, he must, during the five-year period after benefits commence, provide certain consulting and advisory services to First Federal at the request of the Board of Directors. At present, Messrs. Duncan and Head, two other officers and one former employee participate in the 1994 program. During the year ended June 30, 2004, Mr. Duncan, who has attained his retirement age, received a distribution of $40,644 under the 1994 program.

      The 2002 program provides that, upon attainment of retirement age, officers designated as participants shall be entitled to receive a supplemental retirement income benefit, payable in the form of a monthly annuity, for a specified period of time. Retirement age, the supplemental retirement income benefit amount, and the payout period are each specified in separate individual agreements entered into between First Federal and the officers. Upon a voluntary or involuntary termination of a participant's employment for reasons other than cause, death, disability or following a change in control, benefits are deferred until attainment of retirement age, when the participant becomes entitled to the annuitized value of his accrued benefit as of the date of termination, plus interest from the termination date until attainment of the specified retirement age. Upon the death of the participant, his or her designated beneficiary is entitled to receive an annual survivor's benefit, payable in monthly installments, as well as a one-time lump sum payment of $10,000 to cover funeral expenses. In the event of disability, an officer may elect to begin receipt of his or her accrued benefit immediately, in lieu of a deferred retirement benefit. If the officer dies while receiving disability payments, his or her beneficiary will be entitled to receive the survivor's benefit, reduced by the number of months in which disability payments were made to the officer. Upon a termination due to a change in control, the officer is entitled to receive at retirement age, in addition to the supplemental retirement income benefit, an additional benefit equal to three years' worth of benefit accruals, plus interest accrued from termination until retirement age. For Mr. Head, the monthly supplemental retirement income benefit is approximately $8,908, payable for a period of 180 months. Mr. Duncan is not a participant in the 2002 program.

         Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with the applicable reporting requirements for transactions in the Company's common stock during the year ended June 30, 2004.

Transactions with Management

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal currently makes new loans and extensions of credit to First Federal's executive officers, directors and employees at different rates than those to the general public; however, First Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of First Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

                         Nominating Committee Procedures

General

      It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee's resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the stockholder making the recommendation, the name and address, as they appear on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

      The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

      The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

      The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by First Federal. The Nominating Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual's background and interview the candidate.

                Submission of Business Proposals and Shareholder
                                   Nominations

      The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than June 17, 2005. If next year's annual meeting is held on a date more than 30 calendar days from November 19, 2005, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Ruthanne Orth, Corporate Secretary, First Bancorp of Indiana, Inc., 2200 West Franklin Street, Evansville, Indiana 47712. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating Committee.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

      The Company's Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on September 30, 2004. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A copy of the Company's Annual Report for Form 10-KSB, without exhibits, for the year ended June 30, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on September 23, 2004 upon written request to Ruthanne Orth, Corporate Secretary, First Bancorp of Indiana, Inc., 2200 West Franklin Street, Evansville, Indiana, 47712.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ruthanne Orth
                                        Ruthanne Orth
                                        Corporate Secretary

Evansville, Indiana
October 15, 2004

                                                                      Appendix A

                             Audit Committee Charter

                                Mission Statement

      The committee's role is to assist the board of directors in overseeing all material aspects of First Bancorp of Indiana, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

      Committee Composition. The committee shall consist of at least three board members, all of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

      Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

      External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

      o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

      o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

      o The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

      o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

      o The internal audit function shall be responsible to the board of directors through the committee.

      o The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

      o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

      o If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Review of the External Audit

      o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

      o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

      o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

      o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

      o The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

      o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

      o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

      o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

      o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

      o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

      o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

      o The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

      o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

      o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

      o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                                                      Appendix B

                          Nominating Committee Charter

I.    Purpose

The primary objectives of the Nominating Committee (the "Committee") are to assist the Board of Directors (the "Board") of First Bancorp of Indiana, Inc. (the "Company") by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company's stockholders; and (ii) ensuring that the Audit, Compensation and Nominating Committees of the Board shall have the benefit of qualified and experienced "independent" directors.

II.   Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board of Directors and shall serve until their successors are appointed. The Committee's chairperson shall be designated by the full Board.

The Committee may form and delegate authority to subcommittees when appropriate.

III.  Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.   Goals and Responsibilities

The Committee shall: (i) advise the Board on the size and composition of the Board; (ii) review possible candidates for Board membership consistent with the Board's criteria for selecting new directors; and (iii) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company's stockholders.

The Committee shall also advise the Board on (i) committee member qualifications, including meeting independence requirements, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees), and (iv) reporting to the Board by other committees.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company's bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.    Performance Evaluation

The Committee shall conduct an annual self-evaluation of its performance.

VI.   Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE            FIRST BANCORP OF INDIANA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                November 17, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Michael H. Head and Timothy A. Flesch, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of First Bancorp of Indiana, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 17, 2004 at 10:00 a..m. local time, at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana and at any and all adjournments thereof, as indicated on this proxy card.

                                           -------------------------------------
Please be sure to sign and date           | Date
this Proxy in the box below.              |
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                       FOR ALL
                                              FOR       WITHHOLD        EXCEPT
1. The election as directors of all           |_|         |_|            |_|
   nominees listed (except as
   marked to the contrary below).

   David E. Gunn
   E. Harvey Seaman III
   Jerome A. Ziemer

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


________________________________________________________________________________

                                              FOR       AGAINST        ABSTAIN

2. The ratification of the appointment of     |_|         |_|            |_|
   BKD LLP as independent auditors of
   First Bancorp of Indiana, Inc. for the
   year ending June 30, 2005.

                  Your Board of Directors Recommends a Vote FOR
                               Proposals 1 and 2.

This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted "FOR" all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

  ^ Detach above card, sign, date and mail in postage-paid envelope provided. ^
                         FIRST BANCORP OF INDIANA, INC.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________

____________________________________

____________________________________

                   [First Bancorp of Indiana, Inc. Letterhead]

Dear ESOP Participant:

      On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to the ESOP trustees, on the proposals presented at the Annual Meeting of Shareholders of First Bancorp of Indiana, Inc. (the "Company") on November 17, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a First Bancorp of Indiana, Inc. Annual Report to Shareholders.

      As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of September 30, 2004. As of September 30, 2004, the ESOP held 174,800 shares of Company common stock, of which 68,086 shares had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants, so long as timely instructions from the participants are received by the ESOP trustees. If you do not direct the ESOP trustees as to how they should vote the shares allocated to your ESOP account, the ESOP trustees will vote those shares in a manner calculated to most accurately reflect the instructions received from other participants.

      At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached yellow vote authorization form and return it in the enclosed postage-paid envelope. The ESOP trustees must receive your instructions by November 10, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or First Federal Savings Bank.

                                         Sincerely,

                                         /s/ Michael H. Head
                                         Michael H. Head
                                         President and Chief Executive Officer

Name:   ___________________________
Shares: ___________________________

                            VOTE AUTHORIZATION FORM
                            -----------------------

      I understand that the ESOP trustees are the holders of record and custodian of all shares of First Bancorp of Indiana, Inc. (the "Company") common stock allocated to me under the First Federal Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on November 17, 2004.

      Accordingly, you are to vote my shares as follows:

      1. The election as directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            David E. Gunn, E. Harvey Seaman III and Jerome A. Ziemer

            FOR                     VOTE WITHHELD              FOR ALL EXCEPT
            ---                     -------------              --------------

            |_|                          |_|                         |_|

            To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write that nominee's name on the line provided below.

            ____________________________________________________________________

            FOR                        AGAINST                     ABSTAIN
            ---                        -------                     -------

            |_|                          |_|                         |_|

      2. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2005.

            FOR                        AGAINST                     ABSTAIN
            ---                        -------                     -------

            |_|                          |_|                         |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

      The ESOP Trustees are hereby authorized to vote any shares allocated to me as indicated above.


      Date ______________________             Signature ________________________

Please date, sign and return this form in the enclosed envelope no later than November 10, 2004.